CONTINENTAL REALTY ADVISORS, LTD.
                           3801 EAST FLORIDA AVENUE
                                  SUITE 400
                               DENVER, CO  80210
                           TELEPHONE (303) 691-2941
                           FACSIMILE (303) 691-6018

                              November 7, 1997

Chandler Investors
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, IL  60015

Attn.:  Ilona Adams
        Via facsimile to (847) 317-4462

Dear Ms. Adams:

     This letter pertains to the Agreement of Sale dated May 22, 1997 between Chandler Investors ('Seller") and Continental Realty Advisors, Ltd. and Signet Partners ("Purchaser"), as amended by Amendments dated June 4, 1997, August 20, 1997, September 9, 1997, September 30, 1997, October 17, 1997, October 23, 1997, and November 6, 1997 (the "Agreement").

     Purchaser hereby gives you notice that we elect not to exercise our termination rights by reason of the financing condition set forth in paragraph 7.1A of the Agreement. Our election not to terminate, however, is subject to Seller's consent to amend the Agreement as provided in the following paragraph.

     Purchaser and Seller agree to amend the Agreement by extending the date for closing from November 20, 1997 to December 16, 1997. In all other respects the Agreement, as previously amended, shall remain in full force and effect.

     Kindly acknowledge your assent to these provisions by signing a copy of this letter at the space provided below, and returning it to me by facsimile transmission at the facsimile number indicated above. I will then forward a copy to the Escrow Agent to advise it of the amendment hereby enacted, and of Purchaser's election not to terminate the Agreement.

                         Sincerely,

                         Continental Realty Advisors, Ltd.

                         /s/ David W. Snyder, President

cc:  James Mendelson, The Balcor Company
     Daniel J. Perlman, Esq.
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                         Extension of Closing Date to December 16, 1997
                         Accepted:

                         Chandler Investors

                         By  /s/ Michael J. Becker
                                -------------------
                                 Michael J. Becker
                                 Managing Director

ACKNOWLEDGED:

ESCROW AGENT:

NEAR NORTH NATIONAL TITLE CORPORATION

By:
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